U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 15, 2006



                            Superior Oil and Gas Co.
             (Exact name of registrant as specified in its charter)



    Nevada                          000-50173                        87-0537621
    ------                          ---------                        ----------
  (state of                  (Commission File Number)              (IRS Employer
incorporation)                                                      I.D. Number)
                            14910 Northwest 36 Street
                                 Yukon, OK 73099
                                  405-350-0404
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8 - Other Events

Item 8.01 Other Events

     On December 15, 2005 Superior Oil and Gas Co. filed a Form 8-K and published a press release regarding the entry into a material definitive agreement with William H. Foster of Dallas, Texas regarding the acquisition of certain oil and gas properties located in Southeast Kansas. On April 6, 2006 Superior announced and published a press release that it had closed the acquisition.

 On May 15, 2006 Superior Oil and Gas Co. published the following press release:

           SUPERIOR OIL AND GAS CO. ISSUES CORRECTION TO EARLIER PRESS
                                    RELEASE

YUKON,  Okla.,  May 15,  2006  (PRIMEZONE)  --  Superior  Oil & Gas Co. (OTC BB:
SIOR.OB - News), an oil and gas exploration and development company, announced on April 6, 2006 that it had completed the acquisition of 28 natural gas wells in the Cherokee Basin, located near Southeast Kansas and Northeast Oklahoma, reported Dan Lloyd, CEO of Superior. The announcement was mistaken. The closing of the purchase did not occur as scheduled, due to the sudden, serious illness of a close relative of the seller's president which caused the president to depart for South America.

"We have no reason to doubt that the closing will occur. We anticipate closing the purchase before the end of the month," said Dan Lloyd, president of Superior Oil and Gas Co.

This Press Release contains forward-looking statements based on our current expectations about our company and our industry. You can identify these forward-looking statements when you see us using the words such as 'expect,' 'anticipate,' 'estimate,' 'believes,' 'plans' and other similar expressions. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of our ability to complete required financings and other preconditions to the completion of the transactions described herein and Superior's ability to successfully acquire reserves and produce its resources among other issues. We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Contact:
          Superior Oil & Gas Co.
          Dan Lloyd, President and Chief Executive Officer
          (405) 350-0404
          Fax: (405) 350-0539
          info@superioroilandgas.com


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

------------------------------
Source: Superior Oil and Gas

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2006
                                           SUPERIOR OIL AND GAS CO.



                                         By /s/ Daniel Lloyd
                                           -------------------------------------
                                           Daniel Lloyd, Chief Executive Officer















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